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                             REINSURANCE AGREEMENT #

                          (MODIFIED COINSURANCE TREATY)

                    (hereinafter referred to as "Agreement")


                                     between

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                             (STAMFORD, CONNECTICUT)

                   (hereinafter referred to as the "Company")


                                       and

                     LIFE REASSURANCE CORPORATION OF AMERICA

                             (STAMFORD, CONNECTICUT)

                     (hereinafter referred to as "Life Re")




                           EFFECTIVE: FEBRUARY 1, 1999



                     LIFE REASSURANCE CORPORATION OF AMERICA
                               969 HIGH RIDGE ROAD
                               STAMFORD, CT 06905
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                                    PREAMBLE

        This Reinsurance Agreement ("Agreement") is entered into by and between SAGE LIFE ASSURANCE OF AMERICA, INC., a Delaware insurance corporation (the "Company") and LIFE REASSURANCE CORPORATION OF AMERICA, a Connecticut insurance corporation ("Life Re"). The Company and Life Re mutually agree to reinsure on the terms and conditions set forth in this Agreement. This Agreement is solely between the Company and Life Re, and performance of the obligations of each party under this Agreement will be rendered solely to the other party. In no instance will anyone other than the Company or Life Re have any rights under this Agreement.

                        ARTICLE I - REINSURANCE COVERAGE

1.       EFFECTIVE DATE

         The reinsurance under this Agreement is effective as of February 1, 1999.

2.       AUTOMATIC REINSURANCE

         Reinsurance of variable annuity and variable life insurance risks (the "Risks") is on a combination of coinsurance and modified coinsurance in accordance with the original policy forms issued by the Company. The Company will cede and Life Re will accept reinsurance under the contracts, policies or plans set forth in SCHEDULE A, written by the Company. The contracts, policies, and plans set forth in SCHEDULE A that are reinsured under this Agreement are hereinafter referred to collectively as "Reinsured Contracts" and individually as a "Reinsured Contract." The Company agrees that the assets backing the Modified Coinsurance Reserves established for the Reinsured Contracts will be segregated through the maintenance by the Company of separate accounts for such reserves.

3.       AMOUNTS

         Life Re will reinsure a quota share of each Reinsured Contract as set out in SCHEDULE A. The quota share of each Reinsured Contract is hereinafter referred to as "Life Re's Share."

4.       OTHER REINSURANCE

         The Company agrees to maintain other reinsurance acceptable to Life Re for life insurance net amounts at risk in excess of the Company's retention limits set forth in SCHEDULE A ("Other Reinsurance").


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5.       The liability of Life Re on any Other Reinsurance under this Agreement begins and ends at the same time as that of the Company.

6. Life Re will not participate in a unilateral enhancement of policy provisions unless agreed to in writing prior to the granting of the enhancement. Notwithstanding the preceding sentence, the Company retains the right to set any non-guaranteed elements of the Reinsured Contracts, including, without limitation, cost of insurance charges and interest crediting rates. Additions or substitutions of funds or Guarantee Periods are not deemed to be enhancements.

                              ARTICLE II - RESERVES

1. THE FOLLOWING PORTION OF THE RESERVES WILL BE REINSURED ON A MODIFIED COINSURANCE RESERVE BASIS:

     Separate Account Reserves

         a) CARVM or other required reserves for the variable annuities held in the Variable Account;

         b) CARVM or other required reserves for the variable annuities held in the Fixed Account;

         c) CRVM or other required reserves for the variable life products held in the Variable Account;

         d) CRVM or other required reserves for the variable life products held in the Fixed Account;

     General Account Reserves

         a)       Policy loan reserves for the variable life products.

2. THE FOLLOWING PORTION OF THE RESERVES WILL BE REINSURED ON A COINSURANCE RESERVE BASIS:

     Separate Account Reserves - None

     General Account Reserves

         a)       Deferred Variable Annuity Reserves:


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                  Any reserves for ancillary benefits in excess of those
                  supported by the reserves held in the Separate Accounts. Such ancillary benefits may include the following:

                  i)       Guaranteed minimum death benefit reserves;

                  ii)      Accidental death benefit reserves;

                  iii)     Waiver of surrender charge reserves;

                  iv)      Annuitization reserves; and

                  v) Any other statutory reserves that are required to be held in the General Account in support of the deferred variable annuity products.

         b)       Variable Life Insurance Reserves

                  i)       Accidental death benefit reserves;

                  ii)      Any waiver of surrender charge reserves;

                  iii)     Any accelerated death benefit reserves; and

                  iv) Any other statutory reserves that are required to be held in the General Account in support of the variable life insurance products.

3.       FUNDS WITHHELD

         The Company will withhold funds from Life Re in an amount equal to the CARVM Account. The CARVM Account is the expense allowance provided by the use of the Commissioners Annuity Reserve Valuation method ("CARVM") or the Commissioners Reserve Valuation Method ("CRVM") and, at any point in time, is equal to the excess of the policyholder account value over the CARVM or CRVM reserves calculated. The calculated CARVM or CRVM reserves will be based on the regulatory requirements in the Company's State of domicile including, but not limited to, Actuarial Guideline 33 ("Determining CARVM Reserves for Annuity Contracts with Elective Benefits") and Actuarial Guideline 34 ("Variable Annuity Minimum Guaranteed Death Benefit Reserves").

                       ARTICLE III - AMOUNTS DUE REINSURER

1.       REINSURANCE PREMIUMS


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         The Company will pay Life Re, Life Re's Share of the premium the
Company receives for the Reinsured Contracts.

2.       REINSTATEMENTS

         In connection with all reinstatements, the Company will pay Life Re, Life Re's Share of all reinsurance premiums and interest in like manner as the Company has received under the Reinsured Contracts.

3.       BENEFITS FROM OTHER REINSURANCE

        The Company will pay to Life Re, Life Re's Share of any benefit or similar payments received by or due to the Company in accordance with the terms of other reinsurance on the Reinsured Contracts.


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4.       SERVICE FEES FROM THE FUNDS

         The Company will pay to Life Re, Life Re's Share of fees paid to the Company by mutual fund companies and/or their affiliated distributors or managers in connection with participation agreements and/or service agreements entered into by the Company and such mutual fund companies and/or distributors or managers.

                        ARTICLE IV - AMOUNTS DUE COMPANY

1.       COMMISSION AND EXPENSE ALLOWANCES

         Life Re will pay to the Company Life Re's Share of the commission and expense allowances related to the Reinsured Contracts as defined in SCHEDULE B.

2.       BENEFITS

         Life Re will pay to the Company Life Re's Share of:

         a) the gross amount of all death benefits, including any accelerated death benefit (i.e., without deduction for reserves), paid by the Company, plus

         b) the cash surrender values, withdrawals and maturities paid by the Company, plus

         c) on annuitizations elected in accordance with the benefits guaranteed in the underlying contracts, the annuitization benefits paid by the Company, plus

         d) on all other annuitizations, the cash surrender value of the underlying contract that would be due and payable by the Company.

3.       COST OF OTHER REINSURANCE

         Life Re will pay the Company Life Re's Share of any premiums paid for Other Reinsurance on the Reinsured Contracts.

4.       MODIFIED COINSURANCE RESERVE ADJUSTMENT

         a) For any accounting period in which the Modified Coinsurance Reserve Adjustment is positive, Life Re will pay the Company such amount. For any accounting period in which the Modified Coinsurance Reserve Adjustment is negative, the Company will pay Life Re such amount.

         b) The Modified Coinsurance Reserve Adjustment for the accounting period shall be


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                  equal to (i) minus (ii) minus (iii), where

                  (i) equals Life Re's Share of the Modified Coinsurance Reserve at the end of the current accounting period;

                  (ii) equals Life Re's Share of the Modified Coinsurance Reserve at the end of the preceding accounting period; and

                  (iii) equals the Modified Coinsurance Reserve Investment Credit, as defined in Paragraph (c), below.

         c) The Modified Coinsurance Reserve Investment Credit is equal to Life Re's Share of the Separate Account investment credits accrued under the Reinsured Contracts during the accounting period plus Life Re's Share of policy loan interest earned during the accounting period. Investment credit is equal to fund earnings credited to policyholder account values before deduction of mortality and expense and other separate account and product level charges, but after deduction of investment management expense and other trust level expenses.

5.       CHANGE IN FUNDS WITHHELD (CARVM ACCOUNT ADJUSTMENT)

         a) For any accounting period in which the CARVM Account Adjustment is positive, Life Re will pay the Company Life Re's Share of such amount. For any accounting period in which the CARVM Account Adjustment is negative, the Company will pay Life Re Life Re's Share of such amount.

         b) The CARVM Account Adjustment for the accounting period shall be equal to the CARVM Account, so defined in Article II paragraph 3, at the end of the current accounting period minus the CARVM account at the end of the preceding accounting period.

6.       EXPERIENCE REFUND

         Life Re will pay the Company an experience refund as calculated in accordance with SCHEDULE C.

                       ARTICLE V - SETTLEMENTS AND REPORTS

1.       ACCOUNTING PERIOD

         The accounting period for this Agreement shall be a calendar quarter, except that the first accounting period hereunder shall run from the Effective Date of this Agreement through June 30, 2000. Life Re and the Company shall each reconcile the reinsurance transactions hereunder as


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prescribed in SCHEDULE D at the end of each calendar quarter and any amounts due at the end of such calendar quarter shall be remitted by Life Re or the Company, whichever is applicable, within twenty (20) days after the end of the calendar quarter.

2.       AMOUNTS DUE

         The determination of the amounts due shall be on a net basis by offsetting any payment due from one party under this Agreement against any payment that is due from the other party under this Agreement. If any amount cannot be determined on an exact basis, payment of the amount shall be made on an estimated basis and any final adjustments shall be made as soon as practicable.

3.       INTEREST ON DELINQUENT PAYMENTS

         If either party is in arrears in remitting amounts due to the other party, such amounts will be considered delinquent and interest will be added to the amount to be remitted. Interest will be calculated from (i) the time such amounts are due to (ii) the date the payor pays the amount owed to the other party. The rate of interest charged on delinquent payments will be equal to the 90 day Treasury Bill rate as of the due date of the delinquent amount.

4.       REPORTS BY THE COMPANY

         Quarterly reports as prescribed in SCHEDULE D shall be provided by the Company to Life Re not later than fifteen (15) days after the end of each calendar quarter. In addition, the Company will provide information not later than forty-five (45) days after the end of each calendar year reasonably necessary for Life Re to prepare its various financial reports.


                               ARTICLE VI - CLAIMS

1.       CLAIMS ADMINISTRATION

         The Company shall have the sole responsibility for the settlement of claims with its claimants. The Company will furnish to Life Re claim information simultaneous with the quarterly reinsurance report. Upon request, the Company will also furnish to Life Re copies of claim papers and proofs.

2.       CONTESTED CLAIMS

         Whenever the Company has formed a preliminary opinion that a claim might be denied or contested, and prior to any final action by the Company indicating to the claimant that the claim is being denied or contested, the Company will give Life Re the opportunity to review the


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complete claim file. Life Re will review this file promptly and, at its option,
(a) pay Life Re's full share as if the claim was not contested, in full discharge of Life Re's obligation to the Company for that claim, or (b) after consultation with the Company join in the contest, or ratify the denial, in which case Life Re will communicate to the Company in writing Life Re's decision to participate in the contest, or ratify the denial, with respect to that claim.

3.       EXPENSES

         Life Re will share in the claim expense of any contest or compromise of a claim in which it chooses to participate in proportion to Life Re's Share. Life Re will share in the total amount of any reduction in liability on such claims in proportion to Life Re's Share. Claim expense will include without limitation the cost of investigation, legal fees, court costs, and interest charges. Compensation of salaried officers and employees and any possible extra-contractual damages will not be reimbursed by Life Re. Life Re will not be liable for expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits.

4.       MISSTATEMENTS

         In the event of an increase or reduction in the amount of the Company's insurance on any policy reinsured hereunder because of an overstatement or understatement of age or misstatement of sex, established after the death of the insured, the Company and Life Re will share in such increase or reduction in proportion to their respective amounts at risk under that policy.

5.       ASSISTANCE AND ADVICE

         At the request of the Company, Life Re will advise the Company on any claim concerning business reinsured under this Agreement and, when such a claim appears to be of doubtful validity, Life Re will assist the Company in its determination of liability and in the best procedure to follow with respect to the claim.

                     ARTICLE VII - REINSTATEMENTS & CHANGES

1.       REINSTATEMENTS

         A policy of the Company, ceded to Life Re on an automatic basis, that was reduced, terminated, or lapsed, if reinstated by the Company under its regular rules, will be reinstated automatically to the amount that would be in force had the policy not been reduced, terminated, or lapsed.

2.       PROGRAM OF INTERNAL REPLACEMENT

         Should the Company, its affiliates, successors, or assigns, initiate a program of internal replacement, as defined below, that would include any of the risks reinsured hereunder, the Company will immediately notify the reinsurer. For each risk reinsured hereunder that has been


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replaced under a program of internal replacement, the reinsurer shall have the option, at its sole discretion, of either treating the risks reinsured as recaptured, or continuing reinsurance on the new policy under this Agreement. The term "program of internal replacement" shall mean any program offered to a class of policy owners in which a policy or any portion of a policy is exchanged for another policy, not reinsured under this Agreement, which is written by the Company, its affiliates, successors, or assigns.

                            ARTICLE VIII - INSOLVENCY

         All reinsurance under this Agreement will be paid on demand by Life Re directly to the Company, its liquidator, receiver, or statutory successor, on the basis of the liability of the Company under the policy or policies reinsured without diminution because of the insolvency of the Company. In the event of the insolvency of the Company, the liquidator, receiver, or statutory successor of the Company will give written notice to Life Re of a pending claim against Life Re or the Company on any policy reinsured within a reasonable time after the claim is filed in the conservation, liquidation, or insolvency proceedings. While the claim is pending, Life Re may investigate and interpose, at its own expense, in the proceedings where the claim is to be adjudicated, any defenses that it may deem available to the Company or its liquidator, receiver, or statutory successor. The expense incurred by Life Re will be charged, subject to court approval, against the Company as an expense of the conservation, liquidation, or insolvency to the extent of a proportionate share of the benefit that accrues to the Company as a result of the defenses by Life Re. Where two or more reinsurers are involved and a majority in interest elect to defend a claim, the expense will be apportioned in accordance with the terms of this Agreement as if the expense had been incurred by the Company.

                            ARTICLE IX - ARBITRATION

         Life Re and the Company intend that any dispute between them under or with respect to this Agreement be resolved without resort to any litigation. Accordingly, Life Re and the Company agree that they will negotiate diligently and in good faith to agree on a mutually satisfactory resolution of any such dispute; provided, however, that if any such dispute cannot be so resolved by them within sixty calendar days (or such longer period as the parties may agree) after commencing such negotiations, Life Re and the Company agree that they will submit such dispute to arbitration in the manner specified in, and such arbitration proceeding will be conducted in accordance with, the rules of the American Arbitration Association.

         The arbitration hearing will be before a panel of three arbitrators, each of whom must be a present or former officer of a life insurance or life reinsurance company, excluding officers of the parties to this Agreement, their affiliates or subsidiaries or past employees of any of these entities. Life Re and the Company will each appoint one arbitrator by written notification to the other


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party within thirty calendar days after the date of the mailing of the notification initiating the arbitration. These two arbitrators will then select the third arbitrator within sixty calendar days after the date of the mailing of the notification initiating arbitration.

        If either Life Re or the Company fails to appoint an arbitrator, or should the two arbitrators be unable to agree upon the choice of a third arbitrator, the president of the American Arbitration Association or of its successor organization or (if necessary) the president of any similar organization designated by lot of Life Re and the Company within thirty calendar days after the request will appoint the necessary arbitrators.

        The arbitrators will deliver their decision within forty-five (45) days of the arbitration hearing. The vote or approval of a majority of the arbitrators will decide any question considered by the arbitrators; provided, however, that if no two arbitrators reach the same decision, then the average of the two closest mathematical determinations will constitute the decision of all three arbitrators. The place of arbitration will be Stamford, Connecticut. Each decision (including without limitation each award) of the arbitrators will be final and binding on all parties and will be nonappealable, and (at the request of either Life Re or the Company) any award of the arbitrators may be confirmed by a judgment entered by any court of competent jurisdiction. No such award or judgment will bear interest. Unless otherwise decided by the arbitrators, each party will be responsible for paying (a) all fees and expenses charged by its respective counsel, accountants, actuaries, and other representatives in conjunction with such arbitration and (b) one-half of the fees and expenses charged by each arbitrator.


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                               ARTICLE X - DAC TAX

         Life Re and the Company hereby agree to the following pursuant to
Section 1.848-2(g)(8) of the Income Tax Regulation under Section 848 of the Internal Revenue Code of 1986, as amended.

         (a) The term "party" will refer to either Life Re or the Company as appropriate.

         (b) The terms used in this Article are defined by reference to Regulation 1.848-2. The term "net consideration" will refer to net consideration as defined in Regulation Section 1.848-2(f).

         (c) Each party shall attach a schedule to its federal income tax return that identifies the relevant reinsurance agreements for which the joint election under the Regulation has been made.

         (d) The party with net positive consideration, as defined in the Regulation promulgated under Code Section 848, for such agreement for each taxable year, shall capitalize specified policy acquisition expenses with respect to such agreement without regard to the general deductions limitation of Section 848(c)(1).

         (e) Each party agrees to exchange information pertaining to the amount of net consideration under such agreement each year to ensure consistency.

                         ARTICLE XI - GENERAL PROVISIONS

1.       REINSURER'S RIGHT OF NOTICE OF UNUSUAL PRACTICES

         In providing reinsurance facilities to the Company under this Agreement, Life Re has granted the Company considerable authority with respect to automatic binding power, reinstatements, claim settlements, and the general administration of the reinsurance account. To facilitate transactions, Life Re has required the minimum amount of information and documentation possible, reflecting its utmost faith and confidence in the Company. Life Re assumes that, except as otherwise notified by the Company, the underwriting, claims and other insurance practices employed by the Company with respect to reinsurance ceded under this Agreement are generally consistent with the customary and usual practices of the insurance industry as a whole. If the Company changes or modifies its practices or engages in exceptional or uncustomary practices, the Company agrees to make those practices known to Life Re before assigning any liability to Life Re with respect to any reinsurance issued under such practices.

2.       POLICY FORMS AND RATES

         Upon request, the Company will furnish Life Re with a copy of its application forms,


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policy and rider forms, premium and non-forfeiture value manuals, reserve tables, actuarial memoranda, and any other forms or tables needed for proper handling of reinsurance under this Agreement. Life Re must agree in writing before incurring additional liability resulting from any changes to policies, policy riders or amendments reinsured under this Agreement.

3.       REINSURANCE CONDITIONS

         The reinsurance is subject to the same limitations and conditions as the insurance under the policy or policies written by the Company on which the reinsurance is based.

4.       ERRORS AND OMISSIONS

         If either the Company or Life Re unintentionally fails to perform an obligation that affects this Agreement and such failure results in an error on the part of the Company or Life Re, the error will be corrected by restoring both the Company and Life Re to the positions they would have occupied had no such error occurred. For business reported but not covered under the provisions of this Agreement, Life Re shall be obligated only for the return of premium paid, plus interest as provided below.

         Any amounts due under this Section 4 will bear interest at a rate agreed upon by the Company and Life Re or at a rate equal to the Interest Rate as described in Article V.3.

5.       OFFSET

         Any amount which either the Company or Life Re is contractually obligated to pay to the other party may be paid out of any amount which is due and unpaid under this Agreement. The application of this offset provision will not be deemed to constitute diminution in the event of insolvency.

6.       INSPECTION

         Upon reasonable notice, Life Re may inspect any and all books, records, documents or similar information relating to or affecting reinsurance under this Agreement at the home office of the Company during normal business hours.

7.       ENTIRE AGREEMENT

         This Agreement and the Schedules attached hereto supersede all prior discussions and written and oral agreements between the parties with respect to the subject matter of this Agreement. This Agreement and the Schedules attached hereto contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

8.       AMENDMENT

         This Agreement may be modified or amended only with a written instrument properly signed on behalf of the Company and Life Re.


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9.       COUNTERPARTS

         This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

10.      NO ASSIGNMENT

         Except as otherwise provided herein, neither party hereto may assign this Agreement or any right hereunder or part hereof without the prior written consent of the other party hereto.

11.      BINDING EFFECT

         This Agreement is binding upon and will inure to the benefit of the parties and their respective successors and permitted assignees.

12.      NOTICES

         Any notice, request, instruction, or other document to be given hereunder by any party hereto to the other party hereto will be in writing and
(a) delivered personally, (b) sent by facsimile, (c) delivered by overnight express, or (d) sent by registered or certified mail, postage prepaid, as follows:

If to the Company, to:

                      Sage Life Assurance of America, Inc.
                      300 Atlantic Street, 3rd Floor
                      Stamford, CT 06901
                      Attention: President
                      Facsimile: (203) 324-6173

If to Life Re, to:

                      Life Reassurance Corporation of America
                      969 High Ridge Road
                      Stamford, Connecticut 06905
                      Attention: General Counsel
                      Facsimile: 203/321-3200

or at such other address for a party as will be specified by like notice. Each notice or other communication required or permitted under this Agreement that is addressed as provided in this Article XI will, if delivered personally or by overnight express, be deemed given upon delivery; will, if delivered by facsimile or similar facsimile transmission, be deemed delivered when electronically confirmed; and will, if delivered by mail in the manner described above, be deemed


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given on the third business day after the day it is deposited in a regular depository of the United States Mail.

                       ARTICLE XII - DURATION OF AGREEMENT

1.       GENERAL

         This Agreement will be effective on and after the Effective Date stated in Article I. It is unlimited in duration but may be amended by mutual consent of the Company and Life Re. This Agreement may be terminated as to new reinsurance by either party by giving _____________ written notice to the other at any point on and after the ______ anniversary of the effective date of this Agreement or, if earlier, Life Re having invested in excess of ___________in capital in connection with this Agreement as determined by the Total Experience Account Balance defined in SCHEDULE C. Termination as to new reinsurance does not affect existing reinsurance. Existing reinsurance will remain in force until termination of the Company's policy or policies on which the reinsurance is based in accordance with the terms of this Agreement or upon recapture of this Agreement as provided in Section 2 herein. Notwithstanding the foregoing, Life Re may terminate this Agreement as to new and existing reinsurance in the event the Company does not pay amounts due to Life Re, as provided in Section 3 herein.

2.       RECAPTURE

         (a)      STANDARDS FOR RECAPTURE

         The Company may recapture all of the Risks reinsured under this Agreement (i) at any time after the first Reinsured Contract has been in force for _____ complete years, or (ii) immediately upon notification that (x) Life Re's A.M. Best rating has decreased by two rating grades from the date of this agreement or (y) the commencement by Life Re or an entity against Life Re of an action declaring Life Re's insolvency. If the Company elects to recapture any Reinsured Contract, it must recapture every Reinsured Contract under this Agreement, regardless of the amount of time such Reinsured Contracts have been in force.

         (b)      RECAPTURE ALLOWANCE

         In consideration for the recapture of the Reinsured Contracts, the Company shall pay Life Re a Recapture Allowance equal to the outstanding Total Experience Account Balance on the date of recapture, as defined in SCHEDULE C.

3.       NONPAYMENT

         The payment of amounts due to Life Re is a condition precedent to the liability of Life Re under this Agreement. If either party fails to pay any funds due to the other party as provided in this Agreement and such amounts are more than 90 days in arrears, the party that is not paid shall


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advise the other party that the notifying party will terminate this Agreement if payment is not forthcoming on a date that is 120 days from original payment due date. If payment is thereafter not received by the 120th day, this Agreement shall automatically terminate, unless termination is waived in writing by the party not paid.


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                            ARTICLE XIII - EXECUTION

         IN WITNESS WHEREOF, Life Re and the Company have executed this Agreement on the dates set forth below.

                                                 SAGE LIFE ASSURANCE OF
                                                 AMERICA, INC.


                                                 By:
                                                 Name:
                                                 Title:
                                                 Date: ________________________



                                                 LIFE REASSURANCE CORPORATION
                                                 OF AMERICA

                                                 By:
                                                 Name:
                                                 Title:
                                                 Date: _________________________


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                                   SCHEDULE A

QUOTA SHARE PERCENTAGES:

Deferred Variable Annuity - With Surrender Charges ("DVA") ______%

Deferred Variable Annuity - With No Surrender Charges ("DVA") ______%

Modified Single Premium Variable Life ("MSPVL") ______%

REINSURANCE RETENTION LIMITS:

Deferred Variable Annuity (with and without Surrender Charges)

Retention Limit

Basic Death Benefit: ____% of the excess of the Guaranteed Minimum Death Benefit over the account value.

Accidental Death Benefit: ____% of the Accidental Death Benefit

The items above are subject to the following limitations imposed by other reinsurance referenced in Article III section 3:

1.       The maximum basic death benefit reinsured on any one life is
         __________.
2. The maximum annual aggregate basic death benefit paid by the reinsurer during any calendar year is capped at _____ basis points of the average aggregate account value.

Modified Single Premium Variable Life

Retention Limit

The retained basic death benefit and accidental death benefit is ________% of the combined risk up to a maximum retention of ________ per life.

The items above are subject to the following limitations imposed by other reinsurance referenced in Article III section 3:

1.       The maximum basic death benefit reinsured on any one life is _________.
2.       The ADB cannot exceed ________ and expires at attained age ____.


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                             DVA GROUP POLICY FORMS

1.       GENERIC FORMS THAT APPLY:  DVA-C-9712 (BASIC CONTRACT)

                                    DVA-C-ADB-9712 (ACCIDENTAL DEATH BENEFIT RIDER)

                                    DVA-C-WSC-9712 (WAIVER SURRENDER CHARGE RIDER)

                                    DVA-C-IRA-9712 (IRA RIDER)

                                    DVA-C-(S)IRA-9712 (IRA RIDER)

                                    DVA-C-(R)IRA-9712 (IRA RIDER)

                                    AP-DVA-C-9805 (APPLICATION)

                                    MGC-C-9712 (MASTER GROUP CONTRACT)

2.       STATE VARIATIONS AS APPLICABLE BY STATE

                           DVA INDIVIDUAL POLICY FORMS

1.       GENERIC FORMS THAT APPLY:  DVA-9712 (BASIC CONTRACT)

                                    DVA1-9712 (BASIC CONTRACT)

                                    DVAZ-9712 (BASIC CONTRACT)

                                    DVA-ADB-9712 (ACCIDENTAL DEATH BENEFIT RIDER)

                                    DVA-WSC-9712 (WAIVER SURRENDER CHARGE RIDER)

                                    DVA-IRA-9717 (IRA RIDER)

                                    DVA-(S)IRA-9712 (IRA RIDER)

                                    DVA-(R)IRA-9712 (IRA RIDER)

                                    AP-DVA-9805 (APPLICATION)

2.       STATE VARIATIONS AS APPLICABLE BY STATE

                            MSPVL GROUP POLICY FORMS

1.       GENERIC FORMS THAT APPLY:  MSPVL-C-9801 (BASIC CONTRACT)

                                    MSPVL-C-ACCDB-9801 (ACCELERATED DEATH BENEFIT RIDER)

                                    MSPVL-C-ADB-9801 (ACCIDENTAL DEATH BENEFIT RIDER)

                                    MSPVL-C-COI-9801 (CHANGE OF INSURED RIDER)

                                    MSPVL-C-WSC-9801 (WAIVER SURRENDER CHARGE RIDER)

                                    AP-MSPVL-C-9806 (APPLICATION)

                                    TIA-MSPVL-C-9806 (TEMPORARY INSURING AGREEMENT)

                                    APII-MSPVL-C-9806 (PART II OF APPLICATION)

2.       STATE VARIATIONS AS APPLICABLE BY STATE

                          MSPVL INDIVIDUAL POLICY FORMS

1.       GENERIC FORMS THAT APPLY:  MSPVL-9801 (BASIC CONTRACT)

                                    MSPVL1-9801 (BASIC CONTRACT)

                                    MSPVL-ACCDB-9801 (ACCELERATED DEATH BENEFIT RIDER)

                                    MSPVL-ADB-9801 (ACCIDENTAL DEATH BENEFIT RIDER)

                                    MSPVL-COI-9801 (CHANGE OF INSURED RIDER)

                                    MSPVL-WSC-9801 (WAIVER SURRENDER CHARGE RIDER)

                                    AP-MSPVL-9806 (APPLICATION)

                                    TIA-MSPVL-9806 (TEMPORARY INSURING AGREEMENT)

                                    APII-MSPVL-9806 (PART II OF APPLICATION)

2.       STATE VARIATIONS AS APPLICABLE BY STATE

                                   SCHEDULE B

                            DEFERRED VARIABLE ANNUITY

                             WITH SURRENDER CHARGES

       EXPENSE                                        ALLOWANCE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                            DEFERRED VARIABLE ANNUITY

                            WITH NO SURRENDER CHARGES


       EXPENSE                                        ALLOWANCE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                      MODIFIED SINGLE PREMIUM VARIABLE LIFE

       EXPENSE                                        ALLOWANCE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                   SCHEDULE C

                                EXPERIENCE REFUND

                                   SCHEDULE D

                        SUMMARY OF MONETARY TRANSACTIONS

1.       DUE LIFE RE

         Reinsurance Premiums
         Consideration on Reinstatements
         Benefits from Other Reinsurance
         Modified Coinsurance Reserve Adjustment (if negative)
         Change in Funds Withheld (CARVM Account Adjustment) (if negative) Service Fees from the Funds

         Total Due Life Re

2.       DUE COMPANY

         Commission and Expense Allowances
         Death Benefits
         Surrender, Withdrawal, and Maturity Benefits
         Annuitization Benefits
         Cost of Other Reinsurance
         Modified Coinsurance Reserve Adjustment (if positive)
         Change in Funds Withheld (CARVM Account Adjustment) (if positive) Experience Refund

         Total Due Company

3.       NET DUE LIFE RE, if positive
         NET DUE COMPANY, if negative
         (1 LESS 2)

4.       OTHER INFORMATION
         Reinsured Account Value
         Reinsured Statutory Reserves
         Reinsured CARVM Account
         Reinsurer's Target Surplus